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                                                                   Exhibit 10.14


                                VOTING AGREEMENT

                                  BY AND AMONG

                         WESTERN WIRELESS CORPORATION,

                 HELLMAN & FRIEDMAN CAPITAL PARTNERS II, L.P.,

         H&F ORCHARD PARTNERS, L.P., H&F INTERNATIONAL PARTNERS, L.P.,

                   JOHN W. STANTON and THERESA E. GILLESPIE,

                    PN CELLULAR, INC., STANTON FAMILY TRUST,

                     STANTON COMMUNICATIONS CORPORATION, GS

                CAPITAL PARTNERS, L.P., THE GOLDMAN SACHS GROUP,

               L.P., BRIDGE STREET FUND 1992, L.P., STONE STREET

                                FUND 1992, L.P.

                       AND PROVIDENCE MEDIA PARTNERS L.P.

                              DATED: May 13, 1996



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                                TABLE OF CONTENTS

SECTION                                                                  PAGE

1.       Certain Definitions..............................................  3

2.       Effectiveness....................................................  6

3.       Legend...........................................................  6

4.       Management of the Corporation....................................  7
         4.1           Board of Directors.................................  7
         4.2           Abstention from Voting............................. 10

5.       Representations and Warranties................................... 11

6.       Term............................................................. 12

7.       Miscellaneous.................................................... 13
         7.1           Successors, Assigns and Transferees................ 13
         7.2           Specific Performance, Etc.......................... 14
         7.3           Governing Law...................................... 14
         7.4           Headings........................................... 14
         7.5           Notices............................................ 14
         7.6           Exchanges, Recapitalizations, Etc. Affecting the
                       Company's Common Stock............................. 16
         7.7           Inspection and Compliance with Law................. 17
         7.8           Waivers............................................ 17
         7.9           Amendments......................................... 17
         7.10          Multiple Counterparts.............................. 18
         7.11          Severability....................................... 18
         7.12          Obligations Several................................ 18
         7.13          Entire Agreement................................... 18


                                       i


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                                VOTING AGREEMENT

         This VOTING AGREEMENT (this "Agreement") is made and entered into as of this 13th day of May, 1996 by and among Western Wireless Corporation, a Delaware corporation (the "Company"), Hellman & Friedman Capital Partners II, L.P., a California limited partnership ("HFCP II"), H & F Orchard Partners, L.P., a California limited partnership ("Orchard"), H & F International Partners, L.P., a California limited partnership ("International"; HFCP II, Orchard and International are hereinafter referred to collectively as "H&F"), John W. Stanton ("JWS"), Theresa E. Gillespie ("TEG"), PN Cellular, Inc., a Washington corporation ("PN"), Stanton Family Trust, established November 1, 1990 by JWS and TEG, as settlors f/b/o the settlors' children ("SFT"), Stanton Communications Corporation, a Washington corporation ("SCC"; JWS, TEG, PN, SFT and SCC are hereinafter referred to collectively as "Stanton"), GS Capital Partners, L.P., a Delaware limited partnership ("GSCP"), The Goldman Sachs Group, L.P., a Delaware limited partnership ("GS"), Bridge Street Fund 1992, L.P., a Delaware limited partnership ("BSF"), Stone Street Fund 1992, L.P., a Delaware limited partnership ("SSF"; GS, GSCP, BSF and SSF are hereinafter referred to collectively as "GSC"), and Providence Media Partners L.P., a Delaware limited partnership ("Providence") (each of H&F, Stanton, GSC and Providence are hereinafter referred to individually as a "Shareholder" and collectively as the "Shareholders").



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                                 R E C I T A L S

         WHEREAS, the Company is authorized to issue 300,000,000 shares of Common Stock, par value $.001 per share (the "Common Stock"), of which 18,945,509 shares are issued and outstanding;

         WHEREAS, each of the Shareholders owns the number of shares of Common Stock set forth opposite its respective name on Schedule 1 annexed hereto;

WHEREAS, the Shareholders own collectively approximately 80.63% of the Total Voting Power (as hereinafter defined); and

         WHEREAS, certain of the Shareholders and certain other shareholders are parties to a Stockholders Agreement, dated July 29, 1994, as amended by the First Amendment to Stockholders Agreement, dated November 30, 1994 (as amended the "Original Stockholders Agreement"), relating to, among other things, their ownership of shares of Common Stock of the Company;

         WHEREAS, the Company is considering (a) a firm commitment, underwritten public offering ("Public Offering") of its Common Stock which would have aggregate gross proceeds to the Company in excess of $10,000,000, and (b) a migratory merger (the "Migratory Merger") of the Company with and into a corporation formed under the laws of the State of Washington;

         WHEREAS, the Original Stockholders Agreement terminates (except as expressly set forth in SECTION 10.2 thereof with respect to the survival of certain registration and other rights) on the consummation of a Public Offering.

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         WHEREAS, the Shareholders desire to enter into this Agreement in order to provide for the management of the Company and the Shareholders' relationship with regard to each other and the Company, which Agreement shall become effective on the date of the consummation of the Public Offering (the "Effective Date").

         NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the Shareholders and the Company agree as follows:

         1.       Certain Definitions.

                  1.1 "Affiliated Assignee" shall mean (i) with respect to any Shareholder who is a natural Person, any member of such Person's Immediate Family, or any trust for the benefit of, or a partnership all of the partners of which are, such natural Person and/or any member of such Person's Immediate Family; or (ii) with respect to any Shareholder which is a limited partnership
(a) any Person that, at the date hereof, is the sole general partner of such Shareholder or is the sole general partner of the sole general partner of such Shareholder, or (b) another limited partnership which has a sole general partner, the control of which sole general partner is held, directly or indirectly, by five or fewer natural Persons, provided such natural Persons have control at the date hereof of the sole general partner of such Shareholder. For purposes of this definition, "control" shall mean ownership of at least 51% of the equity interest in, and at least 51% of the voting power on all matters in, the sole general partner.

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                  1.2 "Beneficially Own" shall have the meaning set forth in
Rule 13d-3 of the Securities and Exchange Act of 1934, as amended; except that no broker or dealer or any affiliate thereof shall be deemed to Beneficially Own shares of Capital Stock, the beneficial ownership of which is acquired in the ordinary course of the activities of a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended, including, but not limited to, the acquisition of beneficial ownership of such securities as a result of any market-making or underwriting activities (including any shares acquired for the investment account of a broker or dealer in connection with such underwriting activities), or the exercise of investment or voting discretion authority over any of its customer accounts, or the acquisition in good faith of such securities in connection with the enforcement of payment of a debt previously contracted.

                  1.3 "Board" shall mean the Board of Directors of the Company. 1.4 "Capital Stock" shall mean the Common Stock or any other class or series of common stock or preferred stock of the Company or any other type of voting equity security that the Company may issue.

                  1.5 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act of 1933, as amended.

                  1.6 "Common Stock" shall have the meaning set forth in the Recitals.

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                1.7 "Effective Date" shall have the meaning set forth in the
Recitals.

                1.8 "Immediate Family" means an individual's spouse, children (including adopted children), grandchildren and parents.

                1.9 "Maximum Voting Percentage" shall have the meaning set forth in SECTION 4.2.

                1.10 "Migratory Merger" shall have the meaning set forth in the Recitals.

                1.11 "Person" shall mean an individual, corporation, association, partnership, trust or estate, an unincorporated organization, a joint venture, a government or any agency or political subdivision thereof, or any other entity of whatever nature.

                1.12 "Public Offering" shall have the meaning set forth in the Recitals.

                1.13 "Total Voting Power" shall mean the total number of votes attributable to all shares of Capital Stock outstanding and entitled to vote on any particular matter.

                1.14 "Voting Power" shall have the meaning set forth in SECTION 4.2.

                Each definition or pronoun herein shall be deemed to refer to the singular, plural, masculine, feminine or neuter as the context requires. Words such as "herein, "hereinafter," "hereof," "hereto" and "hereunder" refer to this Agreement as a whole, unless the context otherwise requires.

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         2. Effectiveness.

                This Agreement shall become effective on the Effective Date, at which time the Original Stockholders Agreement (except as expressly set forth in SECTION 10.2 thereof with respect to the survival of certain registration and other rights) shall by its terms terminate and be of no further force or effect whatsoever. If the Effective Date does not occur on or before December 31, 1996, this Agreement shall terminate and be of no further force or effect whatsoever and the Original Stockholders Agreement shall continue in full force and effect in accordance with its terms.

         3. Legend.

                  All certificates representing shares of Capital Stock now or hereafter issued by the Company to any of the Shareholders or their Affiliated Assignees shall be subject to this Agreement and shall bear the following legend:

                             "The shares evidenced by this certificate or any
                  certificate issued in exchange or transfer therefor are and will be subject to, the terms of a certain Voting Agreement, dated as of May 13, 1996, by and among certain shareholders of the Company."

The requirement that the above legend be placed upon certificates evidencing any such Capital Stock shall cease and terminate upon the earlier of (i) the transfer of such Capital Stock to any Person other than an Affiliated Assignee and (ii) the termination of this Agreement. Upon the occurrence of any event requiring the removal of a legend hereunder, the Company, upon the surrender of certificates containing such legend, shall, at its own expense, deliver to the holder of any such Capital Stock as to which the

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requirement for such legend shall have terminated, one or more new certificates evidencing such Capital Stock not bearing such legend.

         4.       Management of the Corporation.

                  4.1 Board of Directors. All directors of the Company shall be citizens of the United States. Except as provided in SECTION 4.2, each of the Shareholders (and its Affiliated Assignees) agrees that, from and after the Effective Date, it will vote, or cause to be voted, all of the shares of Capital Stock Beneficially Owned by it (whether now owned or hereafter acquired), in person or by proxy, so as to elect and thereafter to continue in office a Board which shall include (but not necessarily be limited to) the following six (6) members: the Chief Executive Officer of the Company, two designees of H&F (or, if H&F has transferred all of its shares of Capital Stock to Affiliated Assignees of H&F, two designees of such Affiliated Assignees), one designee of GSCP (or, if GSC has transferred all of its shares of Capital Stock to Affiliated Assignees of GSC, two designees of such Affiliated Assignees), and one designee selected by a majority vote of Stanton (or, if Stanton has transferred all of its shares of Capital Stock to Affiliated Assignees of Stanton, of such Affiliated Assignees) and Providence (or, if Providence has transferred all of its shares of Capital Stock to Affiliated Assignees of Providence, of such Affiliated Assignees) (it being understood that such designee is in addition to JWS for so long as JWS shall serve on the Board by reason of his holding the office of Chief Executive Officer of the Company); and one designee selected by a majority vote of the

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persons selected as provided above. Stanton (and its Affiliated Assignees)
agrees with respect to the designee to the Board selected by the vote of Stanton and Providence (or their respective Affiliated Assignees) that from and after the date hereof and for so long as (i) JWS is serving as the Chief Executive Officer of the Company, (ii) Stanton and Providence (and their respective Affiliated Assignees) shall collectively Beneficially Own at least 7 1/2% of the Total Voting Power, and (iii) Providence (or its Affiliated Assignees) shall Beneficially Own at least 75% of the shares of Capital Stock set forth opposite Providence's name on Schedule 1 annexed hereto, Stanton (and its Affiliated Assignees) shall so vote, or cause to be voted, all of the shares of Capital Stock owned or held of record by Stanton (and its Affiliated Assignees) for one designee of Providence (and its Affiliated Assignees). No designee to the Board shall be removed from the Board (except removal for cause under applicable law) without the written consent of the Shareholder or group of Shareholders who has the right to designate such Person to the Board (or, if such Shareholder or group of Shareholders have transferred all of their shares of Capital Stock to Affiliated Assignees of such Shareholder or group of Shareholders without the written consent of Affiliated Assignees holding a majority of the shares owned by all of such Affiliated Assignees). Any Shareholder or group of Shareholders (or, if such Shareholder or group of Shareholders have transferred all of their shares of Capital Stock to Affiliated Assignees of such Shareholder or group of Shareholders, Affiliated Assignees holding a majority of the shares owned by all of such Affiliated Assignees) who has the right to designate any member(s) of the Board shall have the right to replace any member(s) so designated by it (whether or not such member is removed from the Board with or without cause or ceases to be a member of the Board by reason of death, disability or for any other reason) upon written notice to the Company and the other members of the Board, which notice shall set forth the name of the member(s) being replaced and the name of the new member(s). Each of the Shareholders (and their respective Affiliated Assignees) agrees to vote its shares of Capital Stock, or shall otherwise take any action as is necessary, desirable or appropriate, so as to cause the election of any successor director designated by any of the Shareholders (or any of such Shareholder's Affiliated Assignees) pursuant to this SECTION 4.1. Notwithstanding the foregoing,

                             (a) if at any time H&F (and its Affiliated
Assignees) shall cease to Beneficially Own at least (i) 15% of the Total Voting Power, then in such event, H&F (or, if H&F has transferred all of its shares of Capital Stock to Affiliated Assignees of H&F, its Affiliated Assignees) shall be entitled to designate only one member of the Board; and (ii) 7 1/2% of the Total Voting Power, then in such event, H&F (or, if H&F has transferred all of its shares of Capital Stock to Affiliated Assignees of H&F, its Affiliated Assignees) shall not be entitled to designate any member of the Board;

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                             (b) if at any time GSC (or, if GSC has transferred
all of its shares of Capital Stock to Affiliated Assignees of GSC, its Affiliated Assignees) shall cease to Beneficially Own at least 7 1/2% of the Total Voting Power, then in such event, GSCP (or, if GSC has transferred all of its shares of Capital Stock to Affiliated Assignees of GSC, its Affiliated Assignees) shall not be entitled to designate any member of the Board; and

                             (c) if at any time Stanton and Providence (and
their respective Affiliated Assignees) shall cease collectively to Beneficially Own at least 7 1/2% of the Total Voting Power, then in such event, they shall not be entitled to designate any member of the Board (except that JWS shall continue to serve on the Board for so long as he holds the office of Chief Executive Officer of the Company).

Any vacancies on the Board created by reason of the provisions of subsections
(a) through (c) above shall be filled by a majority vote of the directors then in office to serve until the next annual meeting of shareholders of the Company, and at the next annual meeting shall be filled by a vote of a plurality of all shareholders (including the Shareholders and their Affiliated Assignees) of the Company.

                  The Company hereby agrees to use all reasonable efforts to give effect to the provisions of this SECTION 4.1.

                  4.2 Abstention from Voting. In the event that at any time after the Effective Date and until this Agreement terminates

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in accordance with its terms H&F (and its Affiliated Assignees) holds shares of
Capital Stock having Voting Power in excess of 49.9% (the "Maximum Voting Percentage") of the Total Voting Power, then for so long as H&F (and its Affiliated Assignees) shall hold shares of Capital Stock having Voting Power in excess of the Maximum Voting Percentage, it (and its Affiliated Assignees) shall abstain from voting that number of shares of Capital Stock which gives it (and its Affiliated Assignees) more votes than the Maximum Voting Percentage on such matter. For purposes of this SECTION 4.2 only, the term "Total Voting Power" shall mean the total number of votes attributable to all shares of Capital Stock outstanding and entitled to vote on any particular matter, other than the number of shares, if any, with respect to which H&F (and its Affiliated Assignees) shall have agreed to abstain from voting as provided in this SECTION 4.2.

         The term "Voting Power" shall mean, with respect to any Person, at the time of determination, the number of votes attributable to the total number of shares of Capital Stock held by such Person.

         5. Representations and Warranties.

                  Each of the Company, HFCP II, Orchard, International, JWS, TEG, PN, SFT, SCC, GS, GSCP, BSF, SSF and Providence hereby represents and warrants to the other parties as follows:

                             (i) Such Person has full power and authority to
execute, deliver and perform its obligations under this Agreement;

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

                             (ii) This Agreement and all transactions
contemplated hereby have been duly and validly authorized by all necessary action on the part of such Person and this Agreement constitutes the legal, valid and binding obligation of such Person enforceable against it in accordance with its terms; and

                             (iii) Neither the execution, delivery or
performance of this Agreement by such Person, nor the consummation of the transactions contemplated hereby will, with or without the giving of notice of passage of time, or both conflict with, result in a default or loss of rights (or give rise to any right of termination, cancellation or acceleration) under,
(A) any provision of the certificate of incorporation, by-laws, partnership agreement or comparable constituent document of such Person, (B) any material note, bond, indenture, mortgage, deed of trust, contract, agreement, lease or other instrument or obligation to which any such Person is a party or by which it or its properties may be bound or affected or (C) any law, order, judgment, ordinance, rule, regulation or decree to which any such Person is a party or by which it or any of its properties are bound or affected.

         6.       Term.

                  This Agreement shall terminate upon the earliest to occur of any of the following events:

                  (a) The expiration of ten (10) years from the Effective
Date; or

                  (b) The filing by the Company of a petition in bankruptcy or the expiration of sixty (60) days after a petition in

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
bankruptcy shall have been filed against the Company and such petition shall not have been stayed or discharged during such sixty (60) day period; or upon the expiration of sixty (60) days after the commencement of any proceeding under any law for the relief of debtors seeking the relief or readjustment of the Company's indebtedness either through reorganization, winding-up, extension or otherwise, and such proceedings involving the Company as debtor shall not have been vacated or stayed within such sixty (60) day period; or upon the appointment of a receiver, custodian or trustee for all or substantially all of the Company's property, or the making by the Company of any general assignment for the benefit of creditors, or the admitting in writing by the Company of its inability to pay its debts as they mature; or upon the voluntary or involuntary liquidation or dissolution of the Company; or

                             (c) The beneficial ownership of all of the
Common Stock by only one Shareholder (including its Affiliated Assignees).

         7.       Miscellaneous.

                  7.1 Successors, Assigns and Transferees. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their Affiliated Assignees. Each of the Shareholders hereby agrees that prior to any sale, transfer, conveyance, gift or any other disposition of any Capital Stock to an Affiliated Assignee, such Affiliated Assignee shall execute a counterpart of this Agreement agreeing to be bound by the provisions of this Agreement. No sale, transfer, conveyance, gift or any other disposition shall be effective unless such Affiliated Assignee has executed such counterpart of this Agreement.

                  7.2 Specific Performance, Etc. The Company and each Shareholder (and its Affiliated Assignees), in addition to being entitled to exercise all of the rights provided herein or in the Company's Certificate of Incorporation or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Each of the Company and the Shareholders (and their Affiliated Assignees) agree that monetary damages would not be adequate compensation for any loss incurred by it by reason of a breach by any other party hereto of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                  7.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington as applied to agreements entered into and wholly to be performed within the State of Washington.

                  7.4 Headings. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

                  7.5 Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively received by the addressee upon personal delivery, on the date of receipt if sent by facsimile or overnight courier,

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charges prepaid, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed as follows:

      (a)    if to the
              Company:                 Western Wireless Corporation
                                       330 120th Avenue, Northeast
                                       Suite 200
                                       Bellevue, Washington 98005
                                       Attention: John W. Stanton
                                       Facsimile: (206) 635-0126

                                       Western Wireless Corporation
                                       330 120th Avenue, Northeast
                                       Suite 200
                                       Bellevue, Washington 98005
                                       Attention: Alan R. Bender
                                       Facsimile: (206) 635-0126

      with copies to:                  Preston Gates & Ellis
                                       5000 Columbia Center
                                       701 Fifth Avenue
                                       Seattle, Washington 98104
                                       Attention:  G. Scott Greenburg
                                       Facsimile: (206) 623-7022

      (b)    if to HFCP II,
              Orchard or
              International:           c/o Hellman & Friedman
                                       One Maritime Plaza, Suite 1200
                                       San Francisco, California 94111
                                       Attention: John L. Bunce, Jr.
                                                  General Partner
                                       Facsimile: (415) 788-0176

      (c)    if to JWS, TEG
              PN, SFT or SCC:          c/o Stanton Communications, Inc.
                                       330 120th Avenue, Northeast
                                       Suite 200
                                       Bellevue, Washington 98005
                                       Attention: John W. Stanton
                                       Facsimile: (206) 635-0126

      with a copy to:                  Barry A. Adelman, Esq.
                                       Rubin Baum Levin Constant & Friedman
                                       30 Rockefeller Plaza
                                       New York, New York 10112
                                       Facsimile: (212) 698-7825

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
      (d)    if to GS, GSCP,
              BSF or SSF:              c/o Goldman, Sachs & Co.
                                       85 Broad Street
                                       New York, New York 10004
                                       Attention:  Terence M. O'Toole
                                       Facsimile: (212) 357-5505

      with a copy to:                  Alison S. Ressler, Esq.
                                       Sullivan & Cromwell
                                       444 South Flower Street
                                       Los Angeles, California 90071
                                       Facsimile: (213) 683-0457

      (e)    if to Providence          c/o Providence Ventures, Inc.
                                       900 Fleet Center
                                       50 Kennedy Plaza
                                       Providence, Rhode Island 02903
                                       Attention: Jonathan M. Nelson
                                       Facsimile: (401) 751-1790

      with a copy to:                  David K. Duffell, Esq.
                                       Edwards & Angell
                                       2700 Hospital Tower
                                       Providence, Rhode Island 02903
                                       Facsimile: (401) 276-6611

or to such other address or facsimile number as any party may have furnished in writing to the other parties in the manner provided above.

                  7.6 Exchanges, Recapitalizations, Etc. Affecting the Company's Common Stock. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the shares of Capital Stock now or hereinafter owned by each Shareholder (and its Affiliated Assignees), to any and all securities of the Company or any successor or assign of the Company (whether by merger, consolidation or otherwise including, without limitation, the surviving corporation of the Migratory Merger if the Migratory Merger is consummated) that may be issued in respect of, in exchange for, or in substitution of such shares of Capital

Stock, and shall be appropriately adjusted for any stock dividends, stock splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

                  7.7 Inspection and Compliance with Law. Copies of this Agreement will be available for inspection or copying by any interested Person at the offices of the Company through the Secretary of the Company. The Company will otherwise take all actions as may be necessary or appropriate to comply with any applicable law relating to the validity and enforceability of shareholders agreements containing the provisions of this Agreement.

                  7.8 Waivers. The failure of any party hereto to give notice of the breach or non-fulfillment of any term or condition of this Agreement shall not constitute a waiver thereof, nor shall the waiver of any breach or non-fulfillment of any term or condition of this Agreement constitute a waiver of any other breach or non-ful- fillment of that term or condition or any other term or condition of this Agreement.

                  7.9 Amendments. This Agreement may be amended or modified at any time by a writing setting forth such amendment or modification, signed by the Company and by Shareholders (or their Affiliated Assignees) owning in the aggregate at least 90% of the aggregate Voting Power of the Shareholders (and their Affiliated Assignees); provided, however, that, unless such amendment is signed by the Company and by each Shareholder (or its Affiliated Assignees) adversely affected by such amendment, no such amendment or modification shall
(i) eliminate any right of any Shareholder

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
(or its Affiliated Assignees) to designate the member or members of the Board it is entitled to designate in accordance with SECTION 4.1 hereof (it being understood and agreed that this clause (i) shall not prohibit the enlargement of the Board), (ii) amend SECTION 4.2 hereof or (iii) change the Effective Date.

                  7.10 Multiple Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall constitute an original copy hereof, but all of which together shall constitute one agreement.

                  7.11 Severability. In the event that any one or more of the provisions contained in this Agreement or in any other document, instrument or agreement referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such document, instrument or agreement.

                  7.12 Obligations Several. The obligations of each of the Shareholders under this Agreement shall be several with respect to each such Shareholder.

                  7.13 Entire Agreement. From and after the Effective Date, this Agreement shall (except as expressly set forth in SECTION 2 hereof) contain the entire understanding among the parties hereto concerning the subject matter hereof and shall supersede all prior agreements and undertakings whether written or oral, with respect to the subject matter hereof. Without limiting the generality of the forgoing, the Agreement, dated July 29, 1994,

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
between H&F, Stanton and GSC relating to certain voting rights shall, on the Effective Date, terminate and be of no further force or effect.

         IN WITNESS WHEREOF, each of the parties has executed or caused this Agreement to be executed by its duly authorized officer as of the date first above written.

                                    WESTERN WIRELESS CORPORATION

                                    By: /s/
                                        ------------------------------------
                                       Name:
                                       Title:

                                    HELLMAN & FRIEDMAN CAPITAL PARTNERS
                                    II, L.P., a  California limited partnership
                                    By: Hellman & Friedman Investors,
                                           L.P., its general partner
                                    By: Hellman & Friedman Investors,
                                         Inc., its general partner

                                    By: /s/
                                        -----------------------------------
                                        Name:
                                        Title:
                                    H & F ORCHARD PARTNERS, L.P.,
                                     a California limited partnership
                                    By: H & F Orchard Investors, L.P.,
                                           its general partner
                                     By: H & F Orchard Investors, Inc.,
                                           its general partner

                                    By: /s/
                                        -----------------------------------
                                        Name:
                                        Title: Vice president
                                    H & F INTERNATIONAL PARTNERS, L.P.,
                                     a California limited partnership
                                    By: H & F International Investors,
                                           L.P., its general partner
                                    By: H & F International Investors,
                                           Inc., its general partner

                                    By: /s/
                                        -------------------------------------
                                        Name:
                                        Title:

                                      /s/
                                     -----------------------------------------
                                     JOHN W. STANTON


                                      /s/
                                     -----------------------------------------
                                     THERESA E. GILLESPIE

                                     PN CELLULAR, INC.

                                     By: /s/
                                        -------------------------------------
                                           Name:
                                           Title:

                                     STANTON FAMILY TRUST

                                     By: /s/
                                        -------------------------------------
                                        Name:                       , Trustee

                                     STANTON COMMUNICATIONS CORPORATION

                                     By: /s/
                                        -------------------------------------
                                        Name:
                                        Title:

                                     THE GOLDMAN SACHS GROUP, L.P.

                                     By: /s/
                                        -------------------------------------
                                        Name:
                                        Title:

                                     GS CAPITAL PARTNERS, L.P.
                                     By: GS Advisors L.P., General Partner
                                     By: GS Advisors, Inc., General Partner

                                     By: /s/
                                        -------------------------------------
                                     Name:
                                     Title:

                                     BRIDGE STREET FUND 1992, L.P.
                                     By: Stone Street Performance Corp.,
                                     Managing General Partner

                                     By: /s/
                                        -------------------------------------
                                        Name:
                                        Title:

                                     STONE STREET FUND 1992, L.P.
                                     By: Stone Street Performance Corp.,
                                         General Partner

                                     By: /s/
                                        -------------------------------------
                                        Name:
                                        Title:

                                     PROVIDENCE MEDIA PARTNERS L.P.
                                     By: Providence Media GP Limited Partnership
                                     Its:  General Partner
                                     By: Providence Ventures, L.P.
                                     Its:  General Partner

                                     By: /s/
                                        -------------------------------------
                                        Name:
                                        Title:

                                   Schedule 1
                                       to
                                Voting Agreement

                                                               No. of Shares
                                                           of WWC Common Stock
Name of Shareholder                                      Owned by Shareholders
- -------------------                                      ---------------------
Hellman & Friedman Capital

 Partners II, L.P.                                                   7,331,464

H&F Orchard Partners, L.P.                                             655,814

H&F International Partners, L.P.                                       130,140

GS Capital Partners, L.P.                                            3,579,380

Bridge Street Fund 1992, L.P.                                          108,762

Stone Street Fund 1992, L.P.                                           187,359

The Goldman Sachs Group, L.P.                                           27,411

PN Cellular, Inc.                                                      543,893

Stanton Communications Corporation                                     411,135

John W. Stanton & Theresa E. Gillespie                                 995,956

Stanton Family Trust                                                    51,431

Providence Media Partners L.P.                                       1,253,739